Fair Value Measurement	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurement	Fair Value Measurement
The following table sets forth the fair value of the Company’s assets and liabilities at December 31, 2021 (dollars in thousands):

	Level 1	Level 2	Level 3	Totals
Cash and cash equivalents	$47,217	$—	$—	$47,217
Restricted cash	100	—	—	100
Marketable securities	—	49,374	—	49,374

Total assets	$47,317	$49,374	$—	$96,691

Term loan	$—	$55,020	$—	$55,020
Finance lease obligations	—	37	—	37
Warrant liability—Forward Purchase Warrants	—	—	767	767

Total liabilities	$—	$55,057	$767	$55,824

The following table sets forth the fair value of the Company’s assets and liabilities at December 31, 2020 (dollars in thousands):

	Level 1	Level 2	Level 3	Totals
Cash and cash equivalents	$18,098	$—	$—	$18,098
Restricted cash	1,468	—	—	1,468

Total assets	$19,566	$—	$—	$19,566

Term loan	$—	$56,044	$—	$56,044
Finance lease obligations	—	430	—	430
VCIP/OBIP liability	—	—	286	286

Total liabilities	$—	$56,474	$286	$56,760

Level 1 and Level 2 of the Fair Value Hierarchy
As of December 31, 2021 and 2020, the carrying amounts of the Company’s cash, cash equivalents and restricted cash approximate their fair values due to their short maturities and has been classified as Level 1 of the fair value hierarchy. The fair value of the term loan and finance lease obligations approximate their carrying value. The fair value is determined based on observable inputs on the price of the term loan in the market and has been classified as Level 2 of the fair value hierarchy. The fair value of the Company’s AFS debt securities are determined based on valuations provided by external investment managers who obtain them from a variety of industry standard data providers and has been classified as Level 2 of the fair value hierarchy. Refer to Note 6 for additional information regarding the fair value of the Company’s marketable securities.
Level 3 of the Fair Value Hierarchy
The Company’s liability related to the Forward Purchase Warrants is measured at fair value on a recurring basis and is classified as Level 3 within the fair value hierarchy. There were no other assets or liabilities measured at fair value on a recurring basis at December 31, 2021.
Warrant liability—Forward Purchase Warrants
As discussed in Note 2(z), 833,333 Forward Purchase Warrants were issued pursuant to the Forward Purchase Agreement dated January 13, 2021 between Crescent and Old LiveVox. Upon consummation of the Merger, the Company concluded that the Forward Purchase Warrants do not meet the derivative scope exception and are accounted for as derivative liabilities. The Forward Purchase Warrants are classified as Level 3 fair value measurement. The Company employed a Black-Scholes option pricing model specific to the contractual terms of the Forward Purchase Warrants to determine their fair value at each reporting period, with changes in fair value recognized in the consolidated statements of operations and comprehensive loss. Inherent in the options pricing model are assumptions related to current stock price, exercise price, expected share price volatility, expected life, risk-free interest rate and dividend yield. The stock price is based on the closing price of the Company’s Class A common stock on Nasdaq as of the valuation date. The exercise price is based on the terms of the warrant agreement. The volatility input is estimated using the implied volatility of the Public Warrants and the volatility of the Company’s peer companies. The expected life of the Forward Purchase Warrants is based on the time from valuation date to the contractual expiration date. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of issuance for zero-coupon
U.S. Treasury notes with maturities corresponding to the expected five-year term. The dividend rate is based on the historical rate, which the Company anticipates to remain at zero. Future change in these assumptions could result in a material change to the fair value of the Forward Purchase Warrants, and such changes will be recorded in the consolidated statements of operations and comprehensive loss.
The following table provides quantitative information regarding assumptions used in the Black Scholes option-pricing model to determine the fair value of the Forward Purchase Warrants:

	December 31, 2021	June 18, 2021 (Closing Date)
Stock price	$5.15	$9.12
Exercise price	$11.50	$11.50
Contractual term	4.50 years	5.00 years
Expected volatility	47.50%	37.50%
Risk-free rate	1.20%	0.90%
Dividend yield	0.00%	0.00%
Transfers Out of the Level 3 Fair Value Measurement
The Company’s VCIP and OBIP accrued liability has historically been classified as Level 3 with the fair value hierarchy. The Old LiveVox board of directors, with assistance of management, has estimated the fair value of VCIP and OBIP accrued liability at each reporting period by considering a number of objective and subjective factors including important developments in the Company’s operations, valuations performed by an independent third party, actual results and financial performance, the conditions in the CCaaS industry and the economy in general, volatility of comparable public companies, among other factors.
As discussed in Note 2(x), on June 18, 2021, the Company consummated the previously announced Merger between Old LiveVox and Crescent, in which all outstanding VCIP and OBIP awards were fully vested. The VCIP and OBIP awards were paid to the plan participants in a combination of cash awards and equity awards. The cash portion of the awards was recorded to accrued liability for unpaid cash awards, and the stock portion of the awards was recorded to additional paid-in
capital for undelivered equity shares. The fair value of the VCIP and OBIP accrued liability for unpaid cash awards was determined based on the terms of the respective VCIP and OBIP agreements. Since the inputs used to measure fair value are directly or indirectly observable in the marketplace, VCIP and OBIP accrued liability was transferred out of the Level 3 fair value measurement to the Level 2 fair value measurement upon the consummation of the Merger on June 18, 2021.
As of December 31, 2021, the VCIP and OBIP awards were paid in full and the fair value of the VCIP and OBIP accrued liability was transferred out of the Level 2 fair value measurement and reduced to zero.
Changes in the Level 3 Fair Value Measurement
The changes in fair value of the Level 3 liabilities are as follows (dollars in thousands):

	December 31, 2021	December 31, 2020
Balance, beginning of period	$286	$286
VCIP/OBIP liability transferred out of Level 3	(286)	—
Closing-date fair value of warrant liability	2,008	—
Changes in fair value of warrant liability	(1,241)	—

Balance, end of period	$767	$286

During the year ended December 31, 2021, the gain recognized due to decrease in the fair value of warrant liability was $1.2 million and was recorded within other expense, net in the consolidated statements of operations and comprehensive loss. There were no gains or losses recognized due to change in the fair value during the years ended December 31, 2020 and 2019.